UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                         April 20, 1998 (April 7, 1998)
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                Date of Report (Date of earliest event reported)



                            MERRIMAC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



       New Jersey                     0-11201                    22-1642321
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(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)



     41 Fairfield Place, West Caldwell, New Jersey            07007-0986
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     (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code           (973) 575-1300
                                                         ----------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.
------   ------------

         On April 7, 1998, the Board of Directors amended Registrant's By-laws and reduced the size of the Board to six, thereby eliminating one vacancy.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c)      Exhibits.
                  --------

                  3(ii)a.  Amendment to By-laws of Registrant.

                  3(ii)b. By-laws of Registrant as in effect on the date hereof.





                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                MERRIMAC INDUSTRIES, INC.
                                                -------------------------
                                                      (Registrant)


                                             By   /s/ Robert V. Condon
                                                -------------------------------
                                                Robert V. Condon
                                                Vice President-Finance,
                                                Treasurer, Secretary and Chief
                                                Financial Officer



Date:  April 20, 1998

                                  EXHIBIT INDEX



                                                                Sequentially
Exhibit                                                         Numbered Page
-------                                                         -------------


3(ii)a.       Amendment to By-laws of Registrant.

3(ii)b.       By-laws of Registrant as in effect on
              the date hereof.